                                                                   Exhibit 10.18

                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                         CHIEF FINANCIAL OFFICER
                                                       EFFECTIVE JANUARY 1, 1999

In accordance with the terms of the M/I Schottenstein Homes Executive Officer Compensation Plan (the "Plan"), the Executive Officer Compensation Committee (the "Committee") shall, for each Participant, establish the award formulas and performance goals (as those terms are defined in the plan) to be measured to determine the amount of bonus awards for each plan year. The following are the performance goals and award formulas for the 1999 plan year for the Chief Financial Officer. Subject to the maximum limit set forth in Section 7.4 of the Plan, the Chief Financial Officer is eligible to receive for the 1999 plan year shall be an amount equal to 175% of her 1999 base salary.

I. ACTUAL NET INCOME: In the event the ACTUAL NET INCOME of the Company is equal to $15,000,000, the above individual will receive a graduating cents per dollar amount based on the following schedule.

                      Million Increments greater                            Cents per Incremental
                     than or equal to $15,000,000:                             Million awarded:
                     -----------------------------                             ----------------
                    $15,000,000.00 - $15,999,999.99                            $0.001500 Cents
                    $16,000,000.00 - $16,999,999.99                            $0.002750 Cents
                    $17,000,000.00 - $17,999,999.99                            $0.004000 Cents
                    $18,000,000.00 - $18,999,999.99                            $0.005250 Cents
                    $19,000,000.00 - $19,999,999.99                            $0.006500 Cents
                    $20,000,000.00 - $20,999,999.99                            $0.007750 Cents
                    $21,000,000.00 - $21,999,999.99                            $0.009000 Cents
                    $22,000,000.00 - $22,999,999.99                            $0.010250 Cents
                    $23,000,000.00 - $23,999,999.99                            $0.011500 Cents
                    $24,000,000.00 - $24,999,999.99                            $0.012750 Cents
                    $25,000,000.00 - $25,999,999.99                            $0.014000 Cents
                    $26,000,000.00 - $26,999,999.99                            $0.015250 Cents
                    $27,000,000.00 - $27,999,999.99                            $0.016500 Cents
                    $28,000,000.00 - $28,999,999.99                            $0.017750 Cents
                    $29,000,000.00 - $29,999,999.99                            $0.019000 Cents
                    $30,000,000.00 - $30,999,999.99                            $0.021500 Cents
                    $31,000,000.00 - $31,999,999.99                            $0.024000 Cents
                    $32,000,000.00 - $32,999,999.99                            $0.026500 Cents
                    $33,000,000.00 - $33,999,999.99                            $0.029000 Cents
                    $34,000,000.00 - $34,999,999.99                            $0.031500 Cents
                    $35,000,000.00 - $35,999,999.99                            $0.034000 Cents
                    $36,000,000.00 - $36,999,999.99                            $0.036500 Cents
                           $37,000,000.00 +                                    $0.039000 Cents

II. If the Company achieves at least a 92% affirmative response to Question Number 14 on the Homeowner Questionnaire, the above individual will receive a given portion of her December 31 base salary as follows:

                  Customer Response Achieved:                           Percent of December 31 Salary:
                  ---------------------------                           ------------------------------
                          92.00% - 92.99%                                       20.00% - 20.99%
                          93.00% - 93.99%                                       25.00% - 25.99%
                          94.00% - 94.99%                                       30.00% - 30.99%
                          95.00% - 95.99%                                       35.00% - 35.99%
                          96.00% - 96.99%                                       40.00% - 40.99%
                          97.00% - 97.99%                                       45.00% - 45.99%
                          98.00% - 98.99%                                       50.00% - 50.99%
                          99.00% - 99.99%                                       55.00% - 55.99%
                          100%                                                  60.00%


                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                         CHIEF FINANCIAL OFFICER
                                                       EFFECTIVE JANUARY 1, 1999

III. If the Return on Equity (defined as net income for 1999, divided by equity at the beginning of the calendar year) of the Corporation is at least 10%, the above individual will receive a given portion of her December 31 base salary as follows:

                  Return on Equity Results:                 Percentage of December 31 Salary:
                  -------------------------                 ---------------------------------
                          10.00%                                        10.00%
                          11.00%                                        15.00%
                          12.00%                                        20.00%
                          13.00%                                        25.00%
                          14.00%                                        30.00%
                          15.00%                                        35.00%
                          16.00%                                        40.00%
                          17.00%                                        45.00%
                          18.00%                                        50.00%
                          19.00%                                        55.00%
                          20.00%                                        60.00%


PAYMENT
-------

In accordance with the terms of the Plan, the Committee will determine the amount of the award earned by the Chief Financial Officer after the end of the 1999 Plan Year. Of this amount, not less than 5% will be paid in Company stock under the 1998 Executive Deferred Compensation Plan.

ACKNOWLEDGED:


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Name                                                                       Date